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                                                                 EXHIBIT 10.99



                              MEGO FINANCIAL CORP.
                               4310 PARADISE ROAD
                            LAS VEGAS, NEVADA  89109


                                August 16, 1996


Legg Mason Special Investment Trust, Inc.
Legg Mason Tower
111 South Calvert Street
Baltimore, Maryland  21203-1476

                     Re:      Common Stock Purchase Warrant

Dear Sirs:

         Reference is made to the Common Stock Purchase Warrant (the "Warrant") issued as of September 1, 1993 by Mego Financial Corp., a New York corporation (the "Company"), to Legg Mason Special Investment Trust, Inc. (the "Holder"), to purchase 300,000 shares (the "Warrant Shares") of common stock, par value $.01 per share ("Common Stock"), of the Company. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Warrant.

         The Company and the Holder desire to set forth certain modifications to the terms of the Warrant. In consideration of the mutual covenants and agreements contained herein, the Company and the Holder hereby agree as follows:

         1. Extension of Warrant Expiration Date. The Company agrees that the Expiration Date of the Warrant is hereby extended from August 31, 1996 until August 31, 1997. Accordingly, all references in the Warrant to the "Expiration Date" shall mean August 31, 1997.

         2. Agreement not to Exercise Registration Rights. (a) The Holder agrees that, prior to April 15, 1997, it shall not exercise its rights pursuant to Section 3.03 of the Warrant to request or require the Company to include the Warrant Shares in any Registration Statement, without the written consent of the Company.

         (b) The Holder further agrees that, prior to April 15, 1997, it shall not exercise its rights pursuant to Section 3.04 of the Warrant to require the Company to file any Registration Statement covering the Warrant Shares.





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Legg Mason Special Investment Trust, Inc.
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         3.      Limitation on Demand Registration Rights.  The Holder agrees that the provisions of Section 3.04 of the Warrant shall not apply if the Holder or its assignee shall have exercised its rights pursuant to Section 4 of the separate letter agreement, dated the date hereof, between the Company and the Holder regarding the redemption of the Company's Series A, 12% Cumulative Preferred Stock, to require the Company to file a Registration Statement covering the shares of Common Stock issued to the Holder under such letter agreement and the Holder shall not have requested that the Company include the Warrant Shares in such Registration Statement.

         4. Governing Law. This letter agreement shall be governed by and construed under the laws of the State of New York.

         5. Execution in Counterparts. This letter agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.

         6. Binding Effect. This letter agreement shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and permitted assigns.

         7. Warrant Remains in Effect. Except as expressly modified hereby, the Warrant remains in full force and effect.


                            *                         *                        *





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Legg Mason Special Investment Trust, Inc.
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         If you are in agreement with the foregoing, kindly execute the enclosed copy of this letter in the space provided below and return it to the undersigned, whereupon this letter shall constitute a binding agreement between us.



                                       Very truly yours,

                                       MEGO FINANCIAL CORP.



                                       By: ____________________________________
                                             Jerome J. Cohen
                                             President


ACCEPTED AND AGREED
AS OF THE DATE HEREOF:

LEGG MASON SPECIAL INVESTMENT TRUST, INC.


By: _______________________________
     Name:
     Title: